EXHIBIT 23.1


                             INDEPENDENT AUDITORS' CONSENT


               As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of MidSouth Bancorp, Inc. on Form S-3 of our report dated February 7, 1997, appearing in the Annual Report on Form 10-KSB of MidSouth Bancorp, Inc. for the year ended December 31, 1996.



                                                  Deloitte & Touche LLP
                                                  New Orleans, Louisiana
                                                  July 21, 1997